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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 11, 2007

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

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
    Delaware                      333-140436                      13-3416059
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)
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
            250 Vesey Street
  4 World Financial Center, 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-140436 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,547,200,100 in aggregate principal amount Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 1-M1, Class 2-M1, Class 1-M2, Class 2-M2, Class 1-M3, Class 2-M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3 and Class R Certificates of its Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 Mortgage Loan Asset-Backed Certificates on June 26, 2007.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated May 15, 2007, as supplemented by the Prospectus Supplement, dated June 25, 2007 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of June 1, 2007 (the "Pooling and Servicing Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Home Loan Services, Inc., as servicer (the "Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 1-M1, Class 2-M1, Class 1-M2, Class 2-M2, Class 1-M3, Class 2-M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,600,000,024 as of June 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Home Loan Services, Inc., as servicer, and LaSalle Bank National Association, as trustee.

          99.1 Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between First Franklin Financial Corporation, as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

          99.2 Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

Date: July 11, 2007

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                                  EXHIBIT INDEX

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Exhibit No.                              Description                             Page No.
-----------                              -----------                             --------
4.1           Pooling and Servicing Agreement, dated as of June 1, 2007, among
              Merrill Lynch Mortgage Investors, Inc., as depositor, Home Loan
              Services, Inc., as servicer, and LaSalle Bank National
              Association, as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between First Franklin Financial Corporation, as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.2 Mortgage Loan Purchase Agreement, dated as of June 1, 2007, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.
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